UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2022

Jack Creek Investment Corp.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-39602	00-0365269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

386 Park Avenue South, FL 20
New York , New York	10016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 710-5060

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	JCICU	The NASDAQ Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	JCIC	The NASDAQ Stock Market LLC
Redeemable warrants, each whole warrant exercisable for Class A ordinary share at an exercise price of $11.50 per share	JCICW	The NASDAQ Stock Market LLC

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Attached as Exhibit 99.1 and incorporated by reference herein is an investor presentation dated November 2022, that will be used by Jack Creek Investment Corp. and Wildfire New PubCo, Inc. with respect to their contemplated business combination with Bridger Aerospace Group Holdings, LLC.

The information in this Item 7.01, including Exhibit 99.1 hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of JCIC under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Item 9.01.	Financial Statement and Exhibits.

(d)    Exhibits.

The Exhibit Index is incorporated by reference herein.

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No Offer or Solicitation

This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the potential business combination between Bridger Aerospace Group Holdings, LLC (“Bridger”) and Jack Creek Investment Corp. (“Jack Creek”) and related transactions (the “Business Combination”), nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Current Report does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking Statements

Certain statements included in this Current Report are not historical facts but are forward-looking statements, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) references with respect to the anticipated benefits of the Business Combination and anticipated closing timing; (2) the sources and uses of cash of the Business Combination; (3) the anticipated capitalization and enterprise value of the combined company following the consummation of the Business Combination; (4) current and future potential commercial and customer relationships; and (5) anticipated investments in additional aircraft, capital resource, and research and development and the effect of these investments. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of Jack Creek’s and the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Bridger. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required stockholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination is not obtained; failure to realize the anticipated benefits of the Business

Combination; risks relating to the uncertainty of the projected financial information with respect to Bridger; Bridger’s ability to successfully and timely develop, sell and expand its technology and products, and otherwise implement its growth strategy; risks relating to the Company’s operations and business, including information technology and cybersecurity risks, loss of requisite licenses, flight safety risks, loss of key customers and deterioration in relationships between the Company and its employees; risks related to increased competition; risks relating to potential disruption of current plans, operations and infrastructure of the Company as a result of the announcement and consummation of the Business Combination; risks that the Company is unable to secure or protect its intellectual property; risks that the post-combination company experiences difficulties managing its growth and expanding operations; the ability to compete with existing or new companies that could cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share; the amount of redemption requests made by Jack Creek’s shareholders; the impact of the COVID-19 pandemic; the ability to successfully select, execute or integrate future acquisitions into the business, which could result in material adverse effects to operations and financial conditions; and those factors discussed in the sections entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in JCIC’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, JCIC’s Annual Report on Form 10-K for the year ended December 31, 2021, and in those documents that JCIC or Wildfire New PubCo, Inc. (“New PubCo”) has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither Jack Creek nor Bridger presently know or that Jack Creek and Bridger currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect Jack Creek’s and Bridger’s expectations, plans or forecasts of future events and views as of the date of this Current Report. Jack Creek and Bridger anticipate that subsequent events and developments will cause Jack Creek’s and Bridger’s assessments to change. However, while Jack Creek and Bridger may elect to update these forward-looking statements at some point in the future, Jack Creek and Bridger specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Jack Creek’s and Bridger’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information for Shareholders and Investors

The Business Combination will be submitted to shareholders of Jack Creek for their consideration and approval at a special meeting of shareholders. Jack Creek and Bridger prepared a registration statement on Form S-4 (together with all amendments thereto, the “Registration Statement”) that was initially filed with the SEC by New PubCo on August 12, 2022 and amended on September 23, 2022 and November 7, 2022, which includes a preliminary proxy statement, and will include a definitive proxy statement, to be distributed to Jack Creek’s shareholders in connection with Jack Creek’s solicitation for proxies for the vote by Jack Creek’s shareholders in connection with the Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Jack Creek’s shareholders and certain of Bridger’s equity holders in connection with the completion of the Business Combination. After the Registration Statement has been declared effective, Jack Creek will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Business Combination. Jack Creek’s shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with Jack Creek’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Business Combination, because these documents contain and will contain important information about Jack Creek, Bridger and the Business Combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by Jack Creek, without charge, at the SEC’s website located at www.sec.gov. Copies of these filings may be obtained free of charge on Jack Creek’s “Investor Relations” website at https://www.jackcreekinvestmentcorp.com/ or by directing a request to KSH Capital LP, Attention: Lauren Ores, 386 Park Avenue South, Floor 20, New York, NY 10016.

Participants in the Solicitation

Jack Creek and Bridger and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Jack Creek’s shareholders in connection with the Business

Combination. Investors and security holders may obtain more detailed information regarding Jack Creek’s directors and executive officers in Jack Creek’s filings with the SEC, including Jack Creek’s Annual Report on Form 10-K filed with the SEC on March 21, 2022. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Jack Creek’s shareholders in connection with the Business Combination, including a description of their direct and indirect interests, which may, in some cases, be different than those of Jack Creek’s shareholders generally, will be set forth in the Registration Statement. Shareholders, potential investors and other interested persons should read the Registration Statement carefully when it becomes available before making any voting or investment decisions.

This Current Report is not a substitute for the Registration Statement or for any other document that Jack Creek or New PubCo may file with the SEC in connection with the potential Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by Jack Creek and New PubCo through the website maintained by the SEC at http://www.sec.gov.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation dated November 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. Jack Creek Investment Corp. agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK CREEK INVESTMENT CORP.

Date: November 7, 2022	By:	/s/ Lauren Ores
	Name:	Lauren Ores
	Title:	Chief Financial Officer